UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2010

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2010, Masimo Corporation appointed Anthony Allan, age 44, as its Chief Operating Officer.

Mr. Allan was an employee of Jabil Circuit Inc., a global electronics contract manufacturing services company, from August 1995 until joining Masimo. From April 1999 through April 2005, he served as Senior Business Unit Director of Jabil. Since April 2005, Mr. Allan served as Jabil’s Vice President of Global Business Units, Instrumentation and Medical. While holding this position, he created, managed and grew Jabil’s instrumentation and medical sector business, which consisted of semiconductor capital equipment, test and measurement, medical device, life science and single use devices.

Pursuant to Mr. Allan’s offer letter agreement with Masimo, dated April 12, 2010, Mr. Allan’s initial base salary will be $315,000 and he will be eligible for an annual bonus of up to 40% of his annual base salary pursuant to Masimo’s annual bonus plan for executives. In addition, Masimo will reimburse Mr. Allan for up $75,000 of his expenses incurred in relocating from Florida to California. In connection with his appointment, Mr. Allan was granted a nonqualified stock option to purchase an aggregate of 150,000 shares of Masimo’s common stock at an exercise price of $23.97, the closing price of Masimo’s common stock, as reported on the Nasdaq Global Select Market, on May 17, 2010. The option was granted under Masimo’s 2009 Stock Incentive Plan and form of Stock Option Award Agreement adopted for use thereunder. The option vests at a rate of 20% per year over five years. Mr. Allan’s offer letter is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

In addition, Masimo and Mr. Allan executed a Limited Participation Severance Agreement, dated May 17, 2010, under Masimo’s Amended and Restated 2007 Severance Protection Plan. Pursuant to the plan and Mr. Allan’s agreement, subject to limitations specified therein, in the event Mr. Allan’s employment terminates in certain circumstances upon or following a change in control of Masimo, 50% of Mr. Allan’s unvested stock options and other equity-based awards shall be fully accelerated. Masimo’s Amended and Restated 2007 Severance Protection Plan and Mr. Allan’s Limited Participation Severance Agreement are filed as Exhibits 10.2 and 10.3 to this Form 8-K, respectively, and are incorporated herein by reference.

Mr. Allan also will be eligible to participate in Masimo’s retirement savings plan and the health, disability, insurance and other plans made available generally to Masimo’s salaried employees.

Mr. Allan does not have any family relationship with any director or executive officer of Masimo and has not been directly or indirectly involved in any transactions with Masimo.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated April 12, 2010, between Masimo Corporation and Anthony Allan

10.2*	Amended and Restated 2007 Severance Protection Plan and Summary Plan Description, effective December 31, 2008

10.3	Amended and Restated 2007 Severance Protection Plan, Limited Participation Agreement, dated May 17, 2010, by and between Masimo Corporation and Anthony Allan

*	Incorporated by reference to exhibit 10.54 to Masimo Corporation’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION a Delaware corporation

Date: May 17, 2010	By:	/s/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description
10.1	Offer Letter, dated April 12, 2010, between Masimo Corporation and Anthony Allan

10.2*	Amended and Restated 2007 Severance Protection Plan and Summary Plan Description, effective December 31, 2008

10.3	Amended and Restated 2007 Severance Protection Plan, Limited Participation Agreement, dated May 17, 2010, by and between Masimo Corporation and Anthony Allan

*	Incorporated by reference to exhibit 10.54 to Masimo Corporation’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 4, 2009.